Riverbridge Growth Fund

Investor Class (Ticker Symbol: RIVRX)

Institutional Class (Ticker Symbol: RIVBX)

A series of Investment Managers Series Trust

Supplement dated January 3, 2023, to the

Summary Prospectus dated April 1, 2022.

Effective January 1, 2023, Mark A. Thompson and Rick D. Moulton, CFA, will no longer serve as portfolio managers to the Riverbridge Growth Fund (the “Fund”). Accordingly, all references in the Summary Prospectus to Messrs. Thompson and Moulton are hereby deleted in their entirety. Ross Johnson, CFA, will continue to serve as portfolio manager of the Fund.

Please file this Supplement with your records.